Accountants' Consent

The Board of Directors
Synovus Financial Corp.:

We consent to the use of our report  incorporated herein by reference and to the
reference   to  our   firm   under   the   heading   "Experts"   in  the   Proxy
Statement/Prospectus.

                                                  KPMG Peat Marwick LLP

Atlanta, Georgia
July 9, 1998